FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 28, 2002

Frontegra Asset Management, Inc., the investment adviser to Frontegra Funds, Inc. (the “Corporation”), has determined to close one series of the Corporation, the Frontegra Growth Fund (the “Fund”), to new investments, subject to approval of the Board of Directors of the Corporation.  As a result of the decision to close the Fund, effective at the close of business on August 25, 2003, the Fund will be closed to new purchases and incoming exchanges.

After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontegra Funds, or to redeem their shares of the Fund, as provided in the Fund’s Prospectus.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is August 6, 2003.